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                                                                   EXHIBIT 99.2

                            PRIME HOSPITALITY CORP.

                                EXCHANGE OFFER
                               TO HOLDERS OF ITS
              8 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2012

                         NOTICE OF GUARANTEED DELIVERY

   As set forth in the Prospectus dated       , 2002 (the "Prospectus") of
Prime Hospitality Corp. ("Company") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $200,000,000 in principal amount of its 8 3/8% Series B Senior Subordinated Notes due 2012 (the "Exchange Notes") for all of its outstanding 8 3/8% Series A Senior Subordinated Notes due 2012, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

           TO: WELLS FARGO BANK MINNESOTA, NA (the "Exchange Agent")

                                 By Facsimile:
                                (612) 667-4927
                             Confirm by telephone:
                                (800) 344-5128

                       By Registered or Certified Mail:
                        Wells Fargo Bank Minnesota, NA
                                MAC #N9303-121
                          Corporate Trust Operations
                                 P.O. Box 1517
                          Minneapolis, MN 55480-1517

                                   By Hand:
                        Wells Fargo Bank Minnesota, NA
                            608 Second Avenue South
                          Corporate Trust Operations
                                 12/th/ Floor
                             Minneapolis, MN 55402

                     By Overnight Courier or Regular Mail:
                        Wells Fargo Bank Minnesota, NA
                                MAC #N9303-121
                          Corporate Trust Operations
                           6/th/ & Marquette Avenue
                             Minneapolis, MN 55479

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET
               FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                          Sign Here

            Principal Amount of
              Original Notes           Signature(s) __________
            Tendered ______________    _________________________
                                       Please Print the
                                       Following Information
            Certificate Nos.
            (if available)             Name(s) _______________
                                       Address _______________
            Total Principal Amount     _________________________
              Represented by Original
               Notes
              Certificate(s)
                                       Area Code and Tel. No(s).  __

                                       _________________________
            Account Number ________
            Dated: _ , 2002

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                                   GUARANTEE

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

Name of Firm ________________________________________________________________
Authorized Signature ________________________________________________________
Number and Street or P.O. Box _______________________________________________
City ___________________________________ State ____________ Zip Code ________
Area Code and Tel. No. ______________________________________________________

Dated:         , 2002

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